- Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Difference the amount of tax expense provided and the amount of tax expense computed by applying the statutory federal income tax rate to income from continuing operations before income taxes
Expected tax expense at the statutory federal rate of 35%	$ (6,897)	$ (8,804)	$ (2,160)
Statutory federal rate	35.00%	35.00%	35.00%
(Increase) decrease in taxes resulting from:
Change in valuation allowance	$ (770)	$ (726)	$ (2,422)
State income taxes, net	(626)	(917)	(588)
Foreign tax rate differences	659	828	374
Non-deductible expenses	(206)	(351)	(316)
Stock-based compensation and other	29	237	(253)
Total income tax expense	$ (7,811)	$ (9,733)	$ (5,365)